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                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported):  SEPTEMBER 29, 1997
                                                  --------------------

                    WESTERN PACIFIC AIRLINES, INC.
                   --------------------------------
             (Exact name of registrant as specified in its charter)




   DELAWARE                          0-27238             86-0758778
---------------------               ---------           -------------
(State or other jurisdiction        (Commission        (I.R.S. Employer
    of incorporation)                 File number)    Identification No.)

2864 South Circle Drive
Colorado Springs, CO                                80906
-----------------------------                       ------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (719)579-7737
                                                    ------------------



                  -----------------------------------------------------------
                  Former name or former address, if changed since last report


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Item 5.    OTHER EVENTS.

     On September 29, 1997, Western Pacific Airlines, Inc. (the "Registrant") and Frontier Airlines, Inc. ("Frontier") announced in a joint press release that the parties had terminated the Agreement and Plan of Merger by and between Frontier and the Registrant (the "Merger Agreement"). The termination was effected pursuant to a Termination Agreement dated
September 29, 1997, by and between Frontier and the Registrant, a copy of which is attached as Exhibit 10.1 and is hereby incorporated by reference.

     A copy of the joint press release of the Registrant and Frontier, dated September 29, 1997, is attached as Exhibit 10.2 and is hereby incorporated by reference.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (c) Exhibits

            10.1 Termination Agreement dated as of September 29, 1997 by and between Western Pacific Airlines, Inc. and Frontier Airlines, Inc.

            10.2  Joint Press Release dated September 29, 1997

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 30, 1997           WESTERN PACIFIC AIRLINES, INC.

                                     By: /s/Robert A. Peiser
                                     ----------------------------------------
                                      Name:  Robert A. Peiser
                                      Title:  President and Chief Executive
                                              Officer

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                          INDEX

Exhibit
Number               Description of Document
------------        -------------------------
10.1                Termination Agreement dated as of September 29, 1997 by
                    and between Western Pacific Airlines, Inc. and Frontier
                    Airlines, Inc.

10.2                Joint Press Release dated September 29, 1997.